SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 3, 2024

ORGANIC AGRICULTURAL COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	0-56168	82-5442097
(State of other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization		Identification No.)

Room G504, Building 3, Kejichuangxincheng Chuangxinchuangye Plaza, High and New Technology Industrial Development District, Harbin City, Heilongjiang Province, China 150090
(Address of principal executive offices) (Zip Code)

86 (0451) 5152-7001
(Registrant’s telephone number including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	None	Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On January 3, 2024, Xun Jianjun, Hao Shuping and Zhang Yongchun each resigned from his position as a member of the Registrant’s Board of Directors. Xun Jianjun also resigned from his position as the Registrant’s Chief Executive Officer.

On January 3, 2024, the Registrant’s Board of Directors appointed Wu Zhiwei to serve as the Registrant’s Chief Executive Officer and appointed Wu Zhiwei and Zong Xianliang to fill the vacancies on the Board of Directors. Information concerning the new members of Management follows.

Wu Zhiwei. Mr. Wu has been engaged in business management for over 35 years, having organized a coal mine in 1987, a gold mine in 1990, and the Oriental Pearl Song and Dance Hall in Muling City, China in 1993, and having subsequently managed each of those businesses. From 1998 until 2002, Mr. Wu was also employed as Director of the Muling City Television Station. From 2005 until 2013 Mr. Wu operated the Zhongtong Bus Company of the Qiqihar Transportation Bureau. In 2021 Mr. Wu established the Heilongjiang Chuangyi Agriculture Co., Ltd., which has functioned in cooperation with the Registrant’s subsidiary, Tianci Liangtian, in developing a market for agricultural products. Wu Zhiwei is 59 years old.

Zong Xianliang. Since 2018 Mr. Zong has been employed as Deputy General Manager by Heilongjiang Yuxinqi Agricultural Technology Development Co., Ltd., a subsidiary of the Registrant that is engaged in marketing agricultural products. From 2015 to 2017, Mr. Zong was employed as Deputy General Manager of Harbin Dubang Energy Conservation Technology Co., Ltd., which was engaged in the construction of composite bacteria projects. From 2000 to 2014, Mr. Zong was employed as General Manager of Heilongjiang Xinhui Asset Appraisal Co., Ltd.. Zong Xianliang is 51 years old.

Item 9.01	Financial Statements and Exhibits

Exhibits
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANIC AGRICULTURAL COMPANY LIMITED

Dated: January 3, 2024	By:	/s/ Wu Zhiwei
Wu Zhiwei
Chief Executive Officer

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